UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015

WSFS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WSFS Bank Center

500 Delaware Avenue, Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 792-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 13, 2015, WSFS Financial Corporation issued a press release announcing the completion of the merger with Alliance Bancorp, Inc. of Pennsylvania, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated October 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WSFS FINANCIAL CORPORATION

	By:	/s/ Rodger Levenson
Dated: October 14, 2015		Rodger Levenson
Executive Vice President and Chief Financial Officer